UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2017 (October 13, 2017)

Fifth Street Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36701	46-5610118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Putnam Avenue, 3rd Floor, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 681-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed and described in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 14, 2017 (the “Prior Form 8-K”), on July 13, 2017, Fifth Street Management LLC (“FSM”), Oaktree Capital Management, L.P. (“Oaktree”), Fifth Street Asset Management Inc. (the “Company”) (solely for the purposes set forth therein) and Fifth Street Holdings L.P. (“FSH”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”).

On October 17, 2017, in connection with the Asset Purchase Agreement, FSH entered into pledge agreements (the “Pledge Agreements”) with each of Fifth Street Finance Corp. (“FSC”) and Fifth Street Senior Floating Rate Corp. (“FSFR”, and together with FSC, the “BDCs”) with respect to (i) 6,265,665 shares of FSC common stock owned by FSH, with an aggregate value of $35 million and (ii) 1,131,991 shares of FSFR common stock owned by FSH, with an aggregate value of $10 million, in each case based on the average closing price of one share of FSC or FSFR common stock, as applicable, on the Nasdaq over the 5 business days immediately preceding October 17, 2017. FSH entered into the Pledge Agreements with each of the BDCs to secure the indemnification obligations of FSM and FSH under the Asset Purchase Agreement relating to certain SEC investigation-related legal costs and expenses, if any, and certain fees, fines, monetary penalties, deductibles and disgorgements, if any, that may be ordered by the SEC to be paid by the BDCs, net of any disgorgements paid by FSM to the BDCs and any insurance recoveries received by the BDCs.

The foregoing description of the Pledge Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the Pledge Agreements, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On September 7, 2017, in connection with the transactions contemplated by the Asset Purchase Agreement, the stockholders of each of the BDCs approved the entry of the BDCs into new investment agreements with Oaktree, the effectiveness of which would result in the termination of the BDCs’ investment advisory agreements with FSM. On October 17, 2017, in connection with the closing of the transactions contemplated by the Asset Purchase Agreement, Oaktree entered into new investment advisory agreements with each of the BDCs and FSM’s investment advisory agreements with the BDCs were terminated.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective October 17, 2017, the purchase and sale of specified assets contemplated by the Asset Purchase Agreement were completed. Upon the terms and subject to the conditions set forth therein, the Asset Purchase Agreement provided for FSM to sell, convey, assign and transfer to Oaktree and for Oaktree to purchase, acquire and accept from FSM all of FSM’s right, title and interest in specified business records with respect to FSM’s then-existing investment advisory agreements with each of FSC and FSFR for a purchase price of $320 million in gross cash consideration. The Asset Purchase Agreement also provided for Oaktree to acquire intellectual property used exclusively in these business records, and goodwill associated with the investment advisory business conducted by FSM pursuant to these investment advisory agreements (and for Oaktree to enter into new investment advisory agreements with each of FSC and FSFR).

The description of the Asset Purchase Agreement set forth above is limited and qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which was attached as Exhibit 1.1 to the Prior Form 8-K, and which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 13, 2017, at a special meeting of stockholders of the Company, described in Item 5.07 to this Current Report on Form 8-K, such stockholders approved the Second Amended and Restated Certificate of Incorporation (the “Charter”) of the Company, a copy of which is attached hereto as Exhibit 3.1, and which amends and restates the Amended and Restated Certificate of Incorporation of the Company in its entirety. The Charter permits stockholders of the Company, by written consent, to take any action required or permitted to be taken by them without a meeting of such stockholders. On October 13, 2017, following the approval of the Charter by stockholders of the Company, the board of directors of the Company approved the Third Amended and Restated Bylaws (the “Bylaws”) of the Company, a copy of which is attached hereto as Exhibit 3.2. The Bylaws permit stockholders of the Company, by written consent, to take any action required or permitted to be taken by them without a meeting of such stockholders.

The foregoing descriptions of the Charter and the Bylaws of the Company are limited and qualified in their entirety by reference to the full text of the Charter and the Bylaws, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and which are incorporated herein by reference.

Item 8.01. Other Events.

On October 17, 2017, the Company issued a press release (the “Press Release”) announcing the closing of the transactions contemplated by the Asset Purchase Agreement. A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited consolidated pro forma statements of operations for the six months ended June 30, 2017 and the years ended December 31, 2016, 2015 and 2014 and the unaudited consolidated pro forma statement of financial condition as of June 30, 2017 present the Company’s consolidated results of operations and financial position giving pro forma effect to the closing of the transactions contemplated by the Asset Purchase Agreement as if such transactions had been completed as of January 1, 2014 with respect to the unaudited consolidated pro forma statements of operations and as of June 30, 2017 with respect to the unaudited pro forma statement of financial condition since such transactions are expected to be accounted for as discontinued operations for the three and nine months ended September 30, 2017. Additionally, these pro forma financial statements present the Company’s consolidated results of operations and financial position giving pro forma effect to the sale of 100% of the limited liability company interests of Fifth Street CLO Management LLC to NewStar Financial, Inc. as if such transaction had been completed as of January 1, 2016 with respect to the unaudited consolidated pro forma statements of operations and as of June 30, 2017 with respect to the unaudited pro forma consolidated statement of financial condition. These unaudited pro forma financial statements were attached as Exhibit D to the proxy statement filed by the Company on September 18, 2017 and are incorporated herein by reference.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated July 13, 2017 (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed by the Company on July 14, 2017).

3.1	Second Amended and Restated Certificate of Incorporation of the Company, adopted on October 13, 2017.

3.2	Third Amended and Restated Bylaws of the Company, adopted on October 13, 2017.

10.1	Pledge and Security Agreement, dated as of October 17, 2017, by and between Fifth Street Finance Corp. and Fifth Street Holdings L.P.

10.2	Pledge and Security Agreement, dated as of October 17, 2017, by and between Fifth Street Senior Floating Rate Corp. and Fifth Street Holdings L.P.

99.1	Press Release issued by the Company, dated October 17, 2017.

99.2	Unaudited Pro Forma Financial Statements of the Company (incorporated by reference to Exhibit D to the proxy statement filed by the Company on September 18, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET ASSET MANAGEMENT INC.

By: /s/ Bernard D. Berman Name: Bernard D. Berman Title: President

Date: October 17, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated July 13, 2017 (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed by the Company on July 14, 2017).

3.1	Second Amended and Restated Certificate of Incorporation of the Company, adopted on October 13, 2017.

3.2	Third Amended and Restated Bylaws of the Company, adopted on October 13, 2017.

10.1	Pledge and Security Agreement, dated as of October 17, 2017, by and between Fifth Street Finance Corp. and Fifth Street Holdings L.P.

10.2	Pledge and Security Agreement, dated as of October 17, 2017, by and between Fifth Street Senior Floating Rate Corp. and Fifth Street Holdings L.P.

99.1	Press Release issued by the Company, dated October 17, 2017.

99.2	Unaudited Pro Forma Financial Statements of the Company (incorporated by reference to Exhibit D to the proxy statement filed by the Company on September 18, 2017).